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Exhibit 99.1

CITIGROUP—FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
Income from Continuing Operations	$4,964	$916	$5,026	$5,148	$5,115
Discontinued Operations, After-tax	309	228	282	173	326

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441

Basic Earnings Per Share:
Income from Continuing Operations	$0.97	$0.18	$0.98	$1.00	$0.99

Net Income	$1.03	$0.22	$1.03	$1.04	$1.06

Weighted average common shares applicable to Basic EPS	5,095.6	5,100.5	5,112.3	5,120.3	5,133.3

Preferred Dividends—Basic	$17	$17	$17	$17	$17

Diluted Earnings Per Share:
Income from Continuing Operations	$0.95	$0.17	$0.96	$0.98	$0.98

Net Income	$1.01	$0.22	$1.02	$1.02	$1.04

Adjusted weighted average common shares applicable to Diluted EPS	5,203.1	5,201.3	5,205.6	5,219.5	5,226.0

Preferred Dividends—Diluted	$17	$17	$17	$17	$17

Common Shares Outstanding, at period end	5,171.5	5,180.3	5,189.8	5,194.6	5,202.2

Tier 1 Capital Ratio	8.96%	8.16%	8.37%	8.74%	8.78%

Total Capital Ratio	12.25%	11.31%	11.49%	11.85%	12.03%

Leverage Ratio	5.40%	4.88%	5.01%	5.20%	5.19%

Total Assets, at period end (in billions)	$1,317.6	$1,396.6	$1,436.6	$1,484.1	$1,489.9

Stockholders' Equity, at period end (in billions)	$101.9	$98.3	$103.4	$109.3	$110.5

Equity and Trust Securities, at period end (in billions)	$108.2	$104.5	$110.2	$115.5	$116.9

Book Value Per Share, at period end	$19.48	$18.76	$19.70	$20.82	$21.03

Return on Common Equity (Net Income)	21.3%	4.6%	21.3%	20.1%	20.3%

Return on Risk Capital (Income from Continuing Operations)	46%	8%	42%	43%	40%

CITIGROUP—NET INCOME PRODUCT VIEW (In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
Global Consumer:
Cards	$980	$1,012	$1,267	$1,441	$1,086
Consumer Finance	567	594	643	584	629
Retail Banking	1,168	1,192	1,271	1,173	1,309
Other (1)	(94)	304	(62)	(53)	(181)

Total Global Consumer	2,621	3,102	3,119	3,145	2,843

Corporate and Investment Banking:
Capital Markets and Banking	1,477	1,502	1,159	1,257	1,439
Transaction Services	235	262	286	262	245
Other (1) (2)	(4)	(4,569)	7	168	(5)

Total Corporate and Investment Banking	1,708	(2,805)	1,452	1,687	1,679

Global Wealth Management:
Smith Barney	252	211	198	230	197
Private Bank (3)	159	152	136	(129)	122

Total Global Wealth Management	411	363	334	101	319

Alternative Investments	33	278	117	340	362
Corporate/Other	191	(22)	4	(125)	(88)
Income From Continuing Operations	4,964	916	5,026	5,148	5,115
Discontinued Operations (4)(5)	309	228	282	173	326
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(3)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(4)
Discontinued Operations includes the operations from the Company's sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed on July 1, 2005.

(5)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME REGIONAL VIEW (In millions of dollars)
	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
North America (excluding Mexico) (1)
Global Consumer	$1,748	$1,785	$2,123	$2,071	$1,905
Corporate and Investment Banking	746	(4,244)	501	807	893
Global Wealth Management	315	282	272	310	273

Total North America (excluding Mexico)	2,809	(2,177)	2,896	3,188	3,071

Mexico
Global Consumer	228	235	249	267	277
Corporate and Investment Banking	94	184	198	183	83
Global Wealth Management	16	12	13	11	13

Total Mexico	338	431	460	461	373

Europe, Middle East and Africa (EMEA)
Global Consumer	203	601	154	224	121
Corporate and Investment Banking	265	662	124	85	188
Global Wealth Management	9	4	4	(2)	(1)

Total EMEA	477	1,267	282	307	308

Japan
Global Consumer	142	147	164	163	175
Corporate and Investment Banking	93	87	91	63	48
Global Wealth Management	26	19	3	(253)	(8)

Total Japan	261	253	258	(27)	215

Asia (excluding Japan)
Global Consumer	247	280	332	328	311
Corporate and Investment Banking	308	321	309	352	322
Global Wealth Management	35	34	33	23	35

Total Asia	590	635	674	703	668

Latin America
Global Consumer	53	54	97	92	54
Corporate and Investment Banking	202	185	229	197	145
Global Wealth Management	10	12	9	12	7

Total Latin America	265	251	335	301	206

Alternative Investments	33	278	117	340	362
Corporate / Other	191	(22)	4	(125)	(88)
Income From Continuing Operations	4,964	916	5,026	5,148	5,115
Discontinued Operations	309	228	282	173	326
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES PRODUCT VIEW (In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
Global Consumer:
Cards	$4,598	$4,467	$4,602	$4,654	$4,576
Consumer Finance	2,688	2,677	2,631	2,765	2,750
Retail Banking	4,381	4,514	4,661	4,733	5,011
Other	(16)	557	(24)	(1)	(219)

Total Global Consumer	11,651	12,215	11,870	12,151	12,118

Corporate and Investment Banking:
Capital Markets and Banking	4,531	4,495	3,733	4,347	4,899
Transaction Services	942	987	1,045	1,104	1,137
Other	1	585	2	14	1

Total Corporate and Investment Banking	5,474	6,067	4,780	5,465	6,037

Global Wealth Management:
Smith Barney	1,732	1,582	1,528	1,643	1,669
Private Bank	573	505	482	484	504

Total Global Wealth Management	2,305	2,087	2,010	2,127	2,173

Alternative Investments	191	545	297	670	866
Corporate / Other	311	(59)	(219)	(303)	2
Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196
Managed Basis Net Revenues (1)	$21,257	$22,145	$19,988	$21,324	$22,362

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES REGIONAL VIEW (In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
North America (excluding Mexico)(1)
Global Consumer	$7,778	$7,618	$7,776	$7,704	$7,759
Corporate and Investment Banking	2,302	2,560	1,848	2,251	2,779
Global Wealth Management	1,915	1,765	1,718	1,843	1,872

Total North America (excluding Mexico)	11,995	11,943	11,342	11,798	12,410

Mexico
Global Consumer	853	842	906	1,007	960
Corporate and Investment Banking	204	137	199	230	159
Global Wealth Management	38	34	35	31	31

Total Mexico	1,095	1,013	1,140	1,268	1,150

Europe, Middle East and Africa (EMEA)
Global Consumer	1,152	1,776	1,143	1,251	1,249
Corporate and Investment Banking	1,562	2,067	1,352	1,531	1,694
Global Wealth Management	80	72	68	71	71

Total EMEA	2,794	3,915	2,563	2,853	3,014

Japan
Global Consumer	815	812	822	841	821
Corporate and Investment Banking	227	204	226	160	180
Global Wealth Management	83	58	33	26	22

Total Japan	1,125	1,074	1,081	1,027	1,023

Asia (excluding Japan)
Global Consumer	824	944	998	1,046	1,072
Corporate and Investment Banking	857	770	823	958	915
Global Wealth Management	131	102	102	97	119

Total Asia	1,812	1,816	1,923	2,101	2,106

Latin America
Global Consumer	229	223	225	302	257
Corporate and Investment Banking	322	329	332	335	310
Global Wealth Management	58	56	54	59	58

Total Latin America	609	608	611	696	625

Alternative Investments	191	545	297	670	866
Corporate / Other	311	(59)	(219)	(303)	2
Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL INFORMATION DISCONTINUED OPERATIONS (1)(2) (In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
Sale of Life Insurance & Annuities Business:
Total Revenues, Net of Interest Expense	$1,206	$1,107	$1,434	$1,425	$1,362
Total Operating Expenses	222	220	289	281	273
Provision for Benefits and Claims	649	627	853	788	692

Income Before Taxes	335	260	292	356	397
Income Taxes	86	96	47	113	124

Net Income	$249	$164	$245	$243	$273

Sale of Asset Management Business:
Total Revenues, Net of Interest Expense	$350	$340	$342	$351	$337
Total Operating Expenses	244	241	276	419	251
Provision for Benefits and Claims	—	—	—	—	—

Income Before Taxes and Minority Interest	106	99	66	(68)	86
Income Taxes	41	36	29	(3)	32
Minority Interest, Net of Tax	5	(1)	—	5	1

Net Income	$60	$64	$37	$(70)	$53

Total Discontinued Operations:
Total Revenues, Net of Interest Expense	$1,556	$1,447	$1,776	$1,776	$1,699
Total Operating Expenses	466	461	565	700	524
Provision for Benefits and Claims	649	627	853	788	692

Income Before Taxes and Minority Interest	441	359	358	288	483
Income Taxes	127	132	76	110	156
Minority Interest, Net of Tax	5	(1)	—	5	1

Net Income	$309	$228	$282	$173	$326

(1)
Discontinued Operations includes the operations from the Company's sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed on July 1, 2005.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

Reclassified to conform to the current period's presentation.

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  Exhibit 99.1